                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-43

                                 Investment Trust
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-3488
                                                            --------------

                                  Charles Rizzo
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       03/31/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Capital Growth Fund

Semiannual Report to Shareholders

March 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2005

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception June 25, 2001 and for Class R shares prior to its inception November 3, 2003 are derived from the historical performance of Class AARP shares of the Scudder Capital Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/05
Scudder Capital Growth Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	5.86%	3.62%	-1.79%	-8.40%	8.18%
Class B	5.43%	2.78%	-2.56%	-9.12%	7.32%
Class C	5.45%	2.83%	-2.53%	-9.09%	7.35%
Class R	5.71%	3.33%	-2.06%	-8.68%	7.83%
S&P 500 Index+	6.88%	6.69%	2.75%	-3.16%	10.79%
Russell 1000 Growth Index++	4.71%	1.16%	-.69%	-11.28%	8.15%
Scudder Capital Growth Fund	6-Month*	1-Year	Life of Class*
Institutional Class	6.15%	4.18%	7.57%
S&P 500 Index+	6.88%	6.69%	12.30%
Russell 1000 Growth Index++	4.71%	1.16%	9.71%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Capital Growth Fund — Class A [] S&P 500 Index+ [] Russell 1000 Growth Index++

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/05
Scudder Capital Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,767	$8,929	$6,080	$20,698
	Average annual total return	-2.33%	-3.71%	-9.47%	7.55%
Class B	Growth of $10,000	$9,978	$9,066	$6,143	$20,276
	Average annual total return	-.22%	-3.22%	-9.28%	7.32%
Class C	Growth of $10,000	$10,283	$9,260	$6,208	$20,331
	Average annual total return	2.83%	-2.53%	-9.09%	7.35%
Class R	Growth of $10,000	$10,333	$9,394	$6,351	$21,252
	Average annual total return	3.33%	-2.06%	-8.68%	7.83%
S&P 500 Index+	Growth of $10,000	$10,669	$10,847	$8,516	$27,873
	Average annual total return	6.69%	2.75%	-3.16%	10.79%
Russell 1000 Growth Index++	Growth of $10,000	$10,116	$9,793	$5,498	$21,888
	Average annual total return	1.16%	-.69%	-11.28%	8.15%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 3/31/05
Scudder Capital Growth Fund		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,041,800	$1,210,100
	Average annual total return	4.18%	7.57%
S&P 500 Index+	Growth of $1,000,000	$1,066,900	$1,349,500
	Average annual total return	6.69%	12.30%
Russell 1000 Growth Index++	Growth of $1,000,000	$1,011,600	$1,270,500
	Average annual total return	1.16%	9.71%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 3/31/05	$ 42.56	$ 41.38	$ 41.41	$ 42.77	$ 42.85
9/30/04	$ 40.26	$ 39.25	$ 39.27	$ 40.46	$ 40.64
Distribution Information: Six Months: Income Dividends as of 3/31/05	$ .06	$ —	$ —	$ —	$ .29
Class A Lipper Rankings — Large-Cap Growth Funds Category as of 3/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	127	of	652	20
3-Year	302	of	547	56

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares prior to its inception on July 17, 2000 are derived from the historical performance of Class AARP shares of the Scudder Capital Growth Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 3/31/05
Scudder Capital Growth Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class AARP	6.07%	4.04%	-1.49%	-8.13%	8.49%
Class S	5.94%	3.90%	-1.54%	-8.15%	8.48%
S&P 500 Index+	6.88%	6.69%	2.75%	-3.16%	10.79%
Russell 1000 Growth Index++	4.71%	1.16%	-.69%	-11.28%	8.15%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 3/31/05	$ 42.84	$ 42.85
9/30/04	$ 40.61	$ 40.59
Distribution Information: Six Months: Income Dividends as of 3/31/05	$ .24	$ .18
Class AARP Lipper Rankings — Large-Cap Growth Funds Category as of 3/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	103	of	652	16
3-Year	274	of	547	50
5-Year	126	of	426	30
10-Year	51	of	138	37

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class AARP shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Capital Growth Fund — Class AARP [] S&P 500 Index+ [] Russell 1000 Growth Index++

Yearly periods ended March 31
Comparative Results as of 3/31/05
Scudder Capital Growth Fund		1-Year	3-Year	5-Year	10-Year
Class AARP	Growth of $10,000	$10,404	$9,560	$6,544	$22,586
	Average annual total return	4.04%	-1.49%	-8.13%	8.49%
Class S	Growth of $10,000	$10,390	$9,546	$6,536	$22,559
	Average annual total return	3.90%	-1.54%	-8.15%	8.48%
S&P 500 Index+	Growth of $10,000	$10,669	$10,847	$8,516	$27,873
	Average annual total return	6.69%	2.75%	-3.16%	10.79%
Russell 1000 Growth Index++	Growth of $10,000	$10,116	$9,793	$5,498	$21,888
	Average annual total return	1.16%	-.69%	-11.28%	8.15%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,058.60	$ 1,054.30	$ 1,054.50	$ 1,057.10	$ 1,060.70	$ 1,059.40	$ 1,061.50
Expenses Paid per $1,000*	$ 5.90	$ 10.35	$ 10.24	$ 7.49	$ 4.16	$ 4.72	$ 3.44
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,019.20	$ 1,014.86	$ 1,014.96	$ 1,017.65	$ 1,020.89	$ 1,020.34	$ 1,021.59
Expenses Paid per $1,000*	$ 5.79	$ 10.15	$ 10.05	$ 7.34	$ 4.08	$ 4.63	$ 3.38

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios+	Class A	Class B	Class C	Class R	Class AARP	Class S	InstitutionalClass
Scudder Capital Growth Fund	1.15%	2.02%	2.00%	1.46%	.81%	.92%	.67%

For more information, please refer to the Fund's prospectuses.

+ The expense ratio reflects a change in expenses within the most recent six month period. Effective March 14, 2005, the Management Agreement has changed as a result of a tax-free reorganization of the Scudder Growth Fund. See Notes C and H in Notes to Financial Statements.

Portfolio Management Review

In the following interview, Julie M. Van Cleave, Jack A. Zehner  and Thomas J. Schmid, who serve as portfolio managers, discuss Scudder Capital Growth Fund's performance, strategy and the market environment during the six-month period ended March 31, 2005.

Q:  How would you describe the market environment over the last six months?

A:  It was an interesting period for the market, with a pronounced difference between the fourth quarter of 2004 and the first quarter of 2005. In the October- through-December quarter of 2004, investors demonstrated an appetite for risk, favoring the more volatile, cyclical sectors such as information technology and consumer discretionary.1,2 In this environment, lower-quality stocks with greater sensitivity to overall market moves performed best.

1 "Cyclical" describes companies and industries that are subject to a pattern (cycle) of growth and decline, often related to greater trends in the economy.

2 "Consumer discretionary" refers to companies offering products, such as home electronics, that are nonnecessities and more sensitive to economic conditions.

In the first quarter of 2005, the market seemed to pause, as concerns arose regarding increasing prices of commodities (especially oil), rising interest rates, and the staying power of corporate earnings growth in the face of higher costs and competitive pressures that make it difficult to raise prices. Investors became more defensive, and market leadership shifted back to more stable sectors such as consumer staples, which are companies that sell basic items such as food and personal care products.

Q:  How did the fund perform during this period?

A:  Scudder Capital Growth Fund (Class A shares) produced a total return of 5.86% for the six months ended March 31, 2005. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for complete performance information.) The fund outperformed the Russell 1000 Growth Index, which returned 4.71% for the period, but underperformed the S&P 500 Index, which returned 6.88%. For the six months, the fund finished ahead of its peer group, the Lipper Large Cap Growth Funds category, which posted an average return of 4.71%.3

The most significant positive influence was a substantial overweight in the energy sector, meaning that the portfolio held proportionally more assets in this sector than the benchmark.4 Performance was hurt most by stock selection in the consumer staples sector.

3 The Lipper Large-Cap Growth Funds category is an unmanaged group of mutual funds that invest primarily in large-cap stocks with a greater-than-average growth orientation compared with the overall market. Returns reflect the reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

4 "Overweight" means the fund holds a higher weighting in a given sector than its benchmark index.

The market's return to a focus on more-stable names in January helped the fund's performance relative to its peers and the benchmark, as the fund's emphasis is on high-quality companies with consistent earnings growth.

Q:  How would you describe your investment process?

A:  Our investment discipline starts with a thorough analysis of economic trends. This analysis helps us to determine industries that likely are, or will be, the strongest drivers of growth. That process is combined with in-depth company research to narrow the field of investment candidates. We work closely with Scudder research analysts to identify companies within those industries that we believe offer the best potential for delivering strong and sustainable earnings growth. Stocks are chosen based on a thorough evaluation of each company's financial condition, as well as management and strategy.

Q:  How have you positioned the fund relative to its benchmark?

A:  We manage the fund with a broad representation of companies, industries and sectors, focusing on high-quality companies with consistent earnings growth. This strategy, along with the use of analytical tools to monitor the portfolio's risk profile, results in a lower volatility, diversified large-cap growth portfolio.

At present, the most notable differences in industry positioning relative to the benchmark are a significant overweight in energy and a substantial underweight in financials.5

5 "Underweight" means the fund holds a lower weighting in a given sector than its benchmark index.

Q:  Will you explain your investment choices and how they affected performance?

A:  Our major strategic theme is a significantly greater emphasis on energy stocks than the benchmark, a position we have maintained for several years. As economies around the world expand, there is a huge and growing global demand for energy. We believe that there has been a chronic underinvestment in finding and developing new energy reserves, and that companies engaged in these activities are likely to benefit, especially as capital spending picks up. While this is a long-term strategy for the fund, recent performance of energy stocks has benefited from rising oil prices, which have attracted investors to the energy sector. The overweight in energy made a significant positive contribution to performance for the six months ended March 31, 2005.

Within the energy sector, we have two major areas of emphasis: energy equipment and services, and oil and gas exploration. These are areas that we believe can generate growth over the long term regardless of oil and gas prices. Major holdings in oil and gas exploration are Devon Energy Corp. and EOG Resources, Inc., two of the leading US-based independent oil and gas producers, and ConocoPhillips, an integrated international energy company. In equipment and services, the fund owns Nabors Industries Ltd., which manufactures drilling equipment and operates drilling rigs.

Q:  Besides energy, what other strategic decisions have had an important impact on performance?

A:  The fund's underweight in financials was positive for performance. Within the financial sector, advantageous decisions included the avoidance of thrifts and mortgage finance, which are especially sensitive to rising interest rates, and a minimal representation in insurance, which came under regulatory scrutiny during this time period. Our holdings in finance are focused on capital markets' companies such as Lehman Brothers Holdings, Inc., and The Goldman Sachs Group, Inc. Both of these stocks performed well over the last six months, and they may benefit from the increasing merger and acquisition activity made possible by strong corporate balance sheets, which give companies money to invest.

On the negative side, a modest overweight in consumer discretionary hurt performance. In this sector, there were pockets of strength, such as media companies Omnicom Group, Inc. and Comcast Corp. But the fund's performance was hurt by a position in International Game Technology, a manufacturer of gaming machines for casinos, which missed an earnings target.

In health care, performance benefited from an underweight in major pharmaceutical companies. However, positions within biotechnology hurt performance. Underperformers included biotech companies Biogen Idec Inc. and Boston Scientific Corp. as well as Zimmer Holdings, Inc., a manufacturer of medical devices. Despite this recent weakness we continue to have exposure to the medical technology companies, which have positive attributes for long-term growth. (As of March 31, 2005, the position in Biogen Idec was sold.)

In information technology, we have emphasized companies with good prospects for sustainable growth and underweighted more-cyclical stocks such as semiconductor companies, which tend to perform best during the early stages of an economic expansion. Performance was hurt by an underweight in semiconductors in the more risk-oriented market environment at the end of 2004, when these stocks performed relatively well. However, six-month performance benefited from strength in holdings such as Electronic Arts, Inc., a leader in video and electronic games, and Fiserv, Inc., which processes transactions for financial institutions.

Q:  Do you have other comments for shareholders?

A:  Market conditions in the first quarter of 2005 provided an opportunity to demonstrate the value of our investment approach, which seeks growth opportunities in each sector of the market, while mitigating risk through broad diversification and an emphasis on quality. While the more risk-oriented market at the end of 2004 was less favorable for this strategy, our adherence to our investment principles enabled the fund to perform well versus its benchmarks and peers over the past six months.

Our strategic overweight in energy remains in place, as we believe a supply/demand imbalance creates excellent opportunities for ongoing growth. We continue to seek and find companies that meet our stringent selection criteria in many sectors.

In closing, we would like to thank our investors for continued interest in the fund. We believe that a well-diversified portfolio of well-managed, financially sound growth companies is an excellent equity vehicle for many investors.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	3/31/05	9/30/04

Common Stocks	98%	97%
Cash Equivalents	2%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/05	9/30/04

Information Technology	23%	22%
Health Care	20%	23%
Consumer Discretionary	15%	14%
Consumer Staples	12%	12%
Energy	12%	9%
Industrials	9%	8%
Financials	8%	10%
Materials	1%	1%
Telecommunication Services	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2005 (28.0% of Net Assets)
1. General Electric Co. Industrial conglomerate	3.7%
2. Johnson & Johnson Provider of health care products	3.7%
3. Microsoft Corp. Developer of computer software	3.7%
4. UnitedHealth Group, Inc. Operator of organized health systems	2.8%
5. Wal-Mart Stores, Inc. Operator of discount stores	2.7%
6. EOG Resources, Inc. Explorer and producer of oil and gas	2.6%
7. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	2.4%
8. Procter & Gamble Co. Manufacturer of diversified consumer products	2.2%
9. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	2.1%
10. Genentech, Inc. Developer and discoverer of human pharmaceuticals	2.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 98.6%
Consumer Discretionary 14.6%
Automobiles 1.6%
Harley-Davidson, Inc.	534,500	30,872,720
Hotels, Restaurants & Leisure 2.1%
International Game Technology	594,800	15,857,368
YUM! Brands, Inc.	492,500	25,516,425
		41,373,793
Household Durables 0.5%
Fortune Brands, Inc.	128,000	10,320,640
Internet & Catalog Retail 0.9%
eBay, Inc.*	497,100	18,521,946
Media 4.5%
Comcast Corp. "A"*	560,900	18,734,060
McGraw-Hill Companies, Inc.	302,500	26,393,125
Omnicom Group, Inc.	354,200	31,353,784
Viacom, Inc. "B"	395,300	13,768,299
		90,249,268
Multiline Retail 2.6%
Kohl's Corp.*	190,700	9,845,841
Target Corp.	844,700	42,251,894
		52,097,735
Specialty Retail 2.4%
Bed Bath & Beyond, Inc.*	162,200	5,926,788
Home Depot, Inc.	140,900	5,388,016
Lowe's Companies, Inc.	302,000	17,241,180
Staples, Inc.	605,700	19,037,151
		47,593,135
Consumer Staples 11.9%
Beverages 2.4%
PepsiCo, Inc.	894,500	47,435,335
Food & Staples Retailing 4.1%
Wal-Mart Stores, Inc.	1,072,700	53,752,997
Walgreen Co.	612,300	27,198,366
		80,951,363
Food Products 1.9%
Dean Foods Co.*	209,700	7,192,710
Hershey Foods Corp.	268,800	16,251,648
Kellogg Co.	359,200	15,542,584
		38,986,942
Household Products 3.5%
Colgate-Palmolive Co.	318,700	16,626,579
Kimberly-Clark Corp.	154,600	10,161,858
Procter & Gamble Co.	816,200	43,258,600
		70,047,037
Energy 11.8%
Energy Equipment & Services 4.7%
Baker Hughes, Inc.	554,400	24,665,256
Nabors Industries Ltd.*	452,000	26,731,280
Schlumberger Ltd.	300,600	21,186,288
Transocean, Inc.*	402,600	20,717,796
		93,300,620
Oil & Gas 7.1%
ConocoPhillips	359,000	38,714,560
Devon Energy Corp.	690,800	32,985,700
EOG Resources, Inc.	1,050,000	51,177,000
Valero Energy Corp.	144,700	10,602,169
XTO Energy, Inc.	262,400	8,617,216
		142,096,645
Financials 7.6%
Banks 1.2%
Bank of America Corp.	572,800	25,260,480
Capital Markets 2.9%
Lehman Brothers Holdings, Inc.	206,900	19,481,704
Morgan Stanley	312,000	17,862,000
The Goldman Sachs Group, Inc.	191,500	21,063,085
		58,406,789
Consumer Finance 1.0%
American Express Co.	377,100	19,371,627
Diversified Financial Services 1.6%
Citigroup, Inc.	702,966	31,591,292
Insurance 0.9%
AFLAC, Inc.	486,900	18,141,894
Health Care 20.1%
Biotechnology 4.0%
Amgen, Inc.*	173,500	10,099,435
Genentech, Inc.*	749,400	42,423,534
Gilead Sciences, Inc.*	773,900	27,705,620
		80,228,589
Health Care Equipment & Supplies 5.5%
Baxter International, Inc.	500,000	16,990,000
Boston Scientific Corp.*	542,000	15,875,180
C.R. Bard, Inc.	216,700	14,752,936
Medtronic, Inc.	545,600	27,798,320
Zimmer Holdings, Inc.*	446,530	34,744,499
		110,160,935
Health Care Providers & Services 2.8%
UnitedHealth Group, Inc.	579,600	55,282,248
Pharmaceuticals 7.8%
Abbott Laboratories	792,200	36,932,364
Eli Lilly & Co.	257,700	13,426,170
Johnson & Johnson	1,110,906	74,608,447
Pfizer, Inc.	1,138,720	29,914,174
		154,881,155
Industrials 8.7%
Aerospace & Defense 2.1%
United Technologies Corp.	418,300	42,524,378
Air Freight & Logistics 1.3%
FedEx Corp.	277,100	26,033,545
Industrial Conglomerates 4.7%
3M Co.	219,400	18,800,386
General Electric Co.	2,069,100	74,611,746
		93,412,132
Machinery 0.6%
Caterpillar, Inc.	123,200	11,265,408
Information Technology 22.7%
Communications Equipment 3.3%
Cisco Systems, Inc.*	1,847,350	33,049,092
QUALCOMM, Inc.	878,200	32,186,030
		65,235,122
Computers & Peripherals 4.7%
Apple Computer, Inc.*	248,500	10,354,995
Dell, Inc.*	434,800	16,705,016
EMC Corp.*	2,558,700	31,523,184
International Business Machines Corp.	384,000	35,089,920
		93,673,115
IT Consulting & Services 2.6%
Accenture Ltd. "A"*	722,800	17,455,620
Fiserv, Inc.*	667,300	26,558,540
Paychex, Inc.	274,100	8,995,962
		53,010,122
Semiconductors & Semiconductor Equipment 4.8%
Broadcom Corp. "A"*	304,000	9,095,680
Intel Corp.	1,743,490	40,501,272
Linear Technology Corp.	598,180	22,916,276
Texas Instruments, Inc.	880,200	22,436,298
		94,949,526
Software 7.3%
Adobe Systems, Inc.	222,100	14,918,457
Electronic Arts, Inc.* (d)	413,800	21,426,564
Intuit, Inc.*	209,525	9,170,909
Microsoft Corp.	3,018,980	72,968,747
Oracle Corp.*	1,263,400	15,767,232
Symantec Corp.*	590,400	12,593,232
		146,845,141
Materials 0.8%
Chemicals
Ecolab, Inc.	502,000	16,591,100
Telecommunication Services 0.4%
Diversified Telecommunication Services
Verizon Communications, Inc.	234,700	8,331,850
Total Common Stocks (Cost $1,473,762,745)		1,969,043,627

Securities Lending Collateral 0.6%
Daily Assets Fund Institutional, 2.83% (c) (e) (Cost $11,990,000)	11,990,000	11,990,000
Cash Equivalents 1.6%
Scudder Cash Management QP Trust, 2.69% (b) (Cost $31,349,602)	31,349,602	31,349,602
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,517,102,347) (a)	100.8	2,012,383,229
Other Assets and Liabilities, Net	(0.8)	(16,069,197)
Net Assets	100.0	1,996,314,032

* Non-income producing security.

(a) The cost for federal income tax purposes was $1,519,427,849. At March 31, 2005, net unrealized appreciation for all securities based on tax cost was $492,955,380. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $527,376,475 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $34,421,095.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2005, amounted to $11,288,040, which is 0.6% of net assets.

(e) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,473,762,745) — including $11,288,040 of securities loaned	$ 1,969,043,627
Investment in Scudder Cash Management QP Trust (cost $31,349,602)	31,349,602
Investment in Daily Assets Fund Institutional (cost $11,990,000)*	11,990,000
Total investments in securities, at value (cost $1,517,102,347)	2,012,383,229
Dividends receivable	1,294,892
Interest receivable	81,790
Receivable for Fund shares sold	447,478
Other assets	52,997
Total assets	2,014,260,386
Liabilities
Payable for Fund shares redeemed	2,675,753
Payable upon return of securities loaned	11,990,000
Accrued management fee	767,336
Other accrued expenses and payables	2,513,265
Total liabilities	17,946,354
Net assets, at value	$ 1,996,314,032
Net Assets
Net assets consist of: Undistributed net investment income	1,841,679
Net unrealized appreciation (depreciation) on investments	495,280,882
Accumulated net realized gain (loss)	(598,517,018)
Paid-in capital	2,097,708,489
Net assets, at value	$ 1,996,314,032

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($852,661,677 ÷ 20,034,817 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 42.56
Maximum offering price per share (100 ÷ 94.25 of $42.56)	$ 45.16

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($98,624,362 ÷ 2,383,653 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 41.38

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($37,032,256 ÷ 894,327 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 41.41
Class R Net Asset Value, offering and redemption price(a) per share ($605,668 ÷ 14,161 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 42.77
Class AARP Net Asset Value, offering and redemption price(a) per share ($895,349,446 ÷ 20,901,930 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 42.84
Class S Net Asset Value, offering and redemption price(a) per share ($93,399,630 ÷ 2,179,598 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 42.85
Institutional Class Net Asset Value, offering and redemption price(a) per share ($18,640,993 ÷ 435,072 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 42.85

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,955)	$ 12,412,889
Interest — Scudder Cash Management QP Trust	192,054
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	5,060
Total Income	12,610,003
Expenses: Management fee	3,698,427
Services to shareholders	1,591,405
Custodian and accounting fees	25,586
Distribution service fees	558,937
Auditing	27,287
Legal	704
Trustees' fees and expenses	16,981
Reports to shareholders	70,573
Registration fees	15,122
Other	42,576
Total expenses, before expense reductions	6,047,598
Expense reductions	(76,733)
Total expenses, after expense reductions	5,970,865
Net investment income (loss)	6,639,138
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	14,980,768
Net unrealized appreciation (depreciation) during the period on investments	45,132,536
Net gain (loss) on investment transactions	60,113,304
Net increase (decrease) in net assets resulting from operations	$ 66,752,442

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2005 (Unaudited)	Year Ended September 30, 2004
Operations: Net investment income (loss)	$ 6,639,138	$ 1,038,397
Net realized gain (loss) on investment transactions	14,980,768	(20,728,651)
Net unrealized appreciation (depreciation) during the period on investment transactions	45,132,536	128,682,019
Net increase (decrease) in net assets resulting from operations	66,752,442	108,991,765
Distributions to shareholders from: Net investment income: Class A	(167,909)	—
Class R	—	(10)
Class I	—	(13,341)
Class AARP	(5,151,719)	(497,256)
Class S	(386,225)	(74,556)
Institutional Class	(117,565)	(1,020)
Fund share transactions: Proceeds from shares sold	52,748,018	145,887,092
Net assets acquired in tax-free exchange	—	1,198,940
Net assets acquired in tax-free reorganization	832,814,325	—
Reinvestment of distributions	5,363,776	546,412
Cost of shares redeemed	(155,442,716)	(287,471,802)
Redemption fees	483	—
Net increase (decrease) in net assets from Fund share transactions	735,483,886	(139,839,358)
Increase (decrease) in net assets	796,412,910	(31,433,776)
Net assets at beginning of period	1,199,901,122	1,231,334,898
Net assets at end of period (including undistributed net investment income of $1,841,679 and $1,025,959, respectively)	$ 1,996,314,032	$ 1,199,901,122

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 40.26	$ 37.08	$ 30.56	$ 39.71	$ 50.11
Income (loss) from investment operations: Net investment income (loss)[c]	.17	(.06)	(.05)	(.13)	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.19	3.24	6.57	(9.00)	(10.33)
Total from investment operations	2.36	3.18	6.52	(9.13)	(10.40)
Less distributions from: Net investment income	(.06)	—	—	—	—
Net realized gain on investment transactions	—	—	—	(.02)	—
Total distributions	(.06)	—	—	(.02)	—
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 42.56	$ 40.26	$ 37.08	$ 30.56	$ 39.71
Total Return (%)[d]	5.86f**	8.58[f]	21.34	(23.04)	(20.75)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	853	110	97	77	101
Ratio of expenses before expense reductions (%)	1.17*	1.28	1.23	1.13[e]	1.16*
Ratio of expenses after expense reductions (%)	1.15*	1.25	1.23	1.13[e]	1.16*
Ratio of net investment income (loss) (%)	.23*	(.15)	(.14)	(.32)	(.44)*
Portfolio turnover rate (%)	21*	12	22	13	35

[a] For the six months ended March 31, 2005 (Unaudited).

[b] For the period from June 25, 2001 (commencement of operations of Class A shares) to September 30, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was 1.14%.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended September 30,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 39.25	$ 36.43	$ 30.25	$ 39.63	$ 50.11
Income (loss) from investment operations: Net investment income (loss)[c]	.00***	(.35)	(.30)	(.45)	(.19)
Net realized and unrealized gain (loss) on investment transactions	2.13	3.17	6.48	(8.91)	(10.29)
Total from investment operations	2.13	2.82	6.18	(9.36)	(10.48)
Less distributions from: Net realized gain on investment transactions	—	—	—	(.02)	—
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 41.38	$ 39.25	$ 36.43	$ 30.25	$ 39.63
Total Return (%)[d]	5.43f**	7.80[f]	20.43	(23.64)	(20.91)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	99	39	45	43	65
Ratio of expenses before expense reductions (%)	2.23*	2.09	2.00	1.93[e]	1.96*
Ratio of expenses after expense reductions (%)	2.02*	2.02	2.00	1.93[e]	1.96*
Ratio of net investment income (loss) (%)	(.52)*	(.92)	(.91)	(1.12)	(1.24)*
Portfolio turnover rate (%)	21*	12	22	13	35

[a] For the six months ended March 31, 2005 (Unaudited).

[b] For the period from June 25, 2001 (commencement of operations of Class B shares) to September 30, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was 1.94%.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended September 30,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 39.27	$ 36.44	$ 30.26	$ 39.63	$ 50.11
Income (loss) from investment operations: Net investment income (loss)[c]	.00***	(.34)	(.30)	(.44)	(.19)
Net realized and unrealized gain (loss) on investment transactions	2.14	3.17	6.48	(8.91)	(10.29)
Total from investment operations	2.14	2.83	6.18	(9.35)	(10.48)
Less distributions from: Net realized gain on investment transactions	—	—	—	(.02)	—
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 41.41	$ 39.27	$ 36.44	$ 30.26	$ 39.63
Total Return (%)[d]	5.45f**	7.79[f]	20.42	(23.64)	(20.91)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	20	19	15	19
Ratio of expenses before expense reductions (%)	2.07*	2.06	1.98	1.90[e]	1.94*
Ration of expenses after expense reductions (%)	2.00*	1.99	1.98	1.90[e]	1.94*
Ratio of net investment income (loss) (%)	(.48)*	(.89)	(.89)	(1.09)	(1.22)*
Portfolio turnover rate (%)	21*	12	22	13	35

[a] For the six months ended March 31, 2005 (Unaudited).

[b] For the period from June 25, 2001 (commencement of operations of Class C shares) to September 30, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was 1.92%.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R
Years Ended September 30,	2005[a]	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 40.46	$ 39.45
Income (loss) from investment operations: Net investment income (loss)[c]	.10	(.09)
Net realized and unrealized gain (loss) on investment transactions	2.21	1.13
Total from investment operations	2.31	1.04
Less distributions from: Net investment income	—	(.03)
Redemption fees	.00***	—
Net asset value, end of period	$ 42.77	$ 40.46
Total Return (%)[d]	5.71**	2.63**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.6	.34
Ratio of expenses before expense reductions (%)	1.57*	1.64*
Ratio of expenses after expense reductions (%)	1.46*	1.45*
Ratio of net investment income (loss) (%)	(.01)*	(.35)*
Portfolio turnover rate (%)	21*	12

[a] For the six months ended March 31, 2005 (Unaudited).

[b] For the period November 3, 2003 (commencement of operations of Class R shares) to September 30, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended September 30,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 40.61	$ 37.30	$ 30.66	$ 39.74	$ 73.41	$ 62.68
Income (loss) from investment operations: Net investment income (loss)[b]	.24	.07	.04	(.03)	(.07)	(.10)
Net realized and unrealized gain (loss) on investment transactions	2.23	3.26	6.60	(9.03)	(25.89)	16.27
Total from investment operations	2.47	3.33	6.64	(9.06)	(25.96)	16.17
Less distributions from: Net investment income	(.24)	(.02)	—	—	—	(.04)
Net realized gains on investment transactions	—	—	—	(.02)	(7.71)	(5.40)
Total distributions	(.24)	(.02)	—	(.02)	(7.71)	(5.44)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 42.84	$ 40.61	$ 37.30	$ 30.66	$ 39.74	$ 73.41
Total Return (%)	6.07d**	8.93[d]	21.66	(22.85)	(38.60)	26.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	895	922	924	840	1,279	2,450
Ratio of expenses before expense reductions (%)	.81*	.95	.97	.87	.88	.91[c]
Ratio of expenses after expense reductions (%)	.81*	.92	.97	.87	.88	.90[c]
Ratio of net investment income (loss) (%)	.75*	.18	.12	(.06)	(.13)	(.13)
Portfolio turnover rate (%)	21*	12	22	13	35	66

[a] For the six months ended March 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .90% and .90%, respectively.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended September 30,	2005[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 40.59	$ 37.31	$ 30.67	$ 39.74	$ 73.41	$ 76.71
Income (loss) from investment operations: Net investment income (loss)[c]	.22	.04	.04	(.02)	(.08)	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.22	3.26	6.60	(9.03)	(25.88)	(3.28)
Total from investment operations	2.44	3.30	6.64	(9.05)	(25.96)	(3.30)
Less distributions from: Net investment income	(.18)	(.02)	—	—	—	—
Net realized gains on investment transactions	—	—	—	(.02)	(7.71)	—
Total distributions	(.18)	(.02)	—	(.02)	(7.71)	—
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 42.85	$ 40.59	$ 37.31	$ 30.67	$ 39.74	$ 73.41
Total Return (%)	5.94e**	8.90[e]	21.65	(22.82)	(38.60)	(4.30)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	93	92	140	128	202	7
Ratio of expenses before expense reductions (%)	.92*	1.01	.97[d]	.85	.88	.89*
Ratio of expenses after expense reductions (%)	.92*	1.00	.97[d]	.85	.88	.89*
Ratio of net investment income (loss) (%)	.64*	.10	.12	(.04)	(.16)	(.15)*
Portfolio turnover rate (%)	21*	12	22	13	35	66

[a] For the six months ended March 31, 2005 (Unaudited).

[b] For the period from July 17, 2000 (commencement of operations of Class S shares) to September 30, 2000.

[c] Based on average shares outstanding during the period.

[d] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was .87%.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended September 30,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 40.64	$ 37.32	$ 30.66	$ 35.71
Income (loss) from investment operations: Net investment income (loss)[c]	.27	.12	.08	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.23	3.27	6.58	(5.04)
Total from investment operations	2.50	3.39	6.66	(5.05)
Less distributions from: Net investment income	(.29)	(.07)	—	—
Redemption fees	.00***	—	—	—
Net asset value, end of period	$ 42.85	$ 40.64	$ 37.32	$ 30.66
Total Return (%)	6.15d**	9.08	21.72	(14.14)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	17.565		.858
Ratio of expenses before expense reductions (%)	.68*	.84	.85	.85*
Ratio of expenses after expense reductions (%)	.67*	.84	.85	.85*
Ratio of net investment income (loss) (%)	.87*	.26	.24	(.05)*
Portfolio turnover rate (%)	21*	12	22	13

[a] For the six months ended March 31, 2005 (Unaudited).

[b] For the period from August 19, 2002, (commencement of operations of Institutional Class shares) to September 30, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Capital Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to limited groups of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Shares of Class AARP are designed for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.) Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $590,578,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009 ($15,353,000), September 30, 2010 ($134,751,000), September 30, 2011 ($270,167,000), and September 30, 2012 ($170,307,000) the respective expiration dates, whichever occurs first.

In addition, from November 1, 2003 through September 30, 2004, the Fund incurred approximately $20,585,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2005.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on a trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $135,680,275 and $212,124,961, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is as follows:

From October 1, 2004 to March 13, 2005 the management fee was computed and accrued daily and payable monthly at the following rates:

First $3 billion of the Fund's average daily net assets	.580%
Next $1 billion of such net assets	.555%
Over $4 billion of such net assets	.530%

Effective March 14, 2005 the new management fee was computed and accrued daily and payable monthly at the following rates:

First $250 million of the Fund's average daily net assets	.580%
Next $750 million of such net assets	.550%
Next $1.5 billion of such net assets	.530%
Next $2.5 billion of such net assets	.510%
Next $2.5 billion of such net assets	.480%
Next $2.5 billion of such net assets	.460%
Next $2.5 billion of such net assets	.440%
Over $12.5 billion of such net assets	.420%

Accordingly, for the six months ended March 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.57% of the Fund's average daily net assets.

Effective October 1, 2003 through November 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.000%, 1.015%, 1.005%, 0.860%, 0.990% and 0.990% of average daily net assets for Class A, B, C, Institutional, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operation expenses of the Fund to the extent necessary to maintain operation expenses of the class at 1.50% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustee and trustee counsel fees through November 30, 2005.

Effective March 14, 2005, the operating expenses of each class were changed to 0.82%, 1.01%, 0.99%, 0.72%, 0.80%, 0.93% and 1.46% of average daily net assets for Class A, B, C, Institutional, AARP, S and R shares, respectively.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C, R and Institutional Class of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend-paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended March 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2005
Class A	$ 292,273	$ 14,278	$ 206,652
Class B	131,401	45,538	53,054
Class C	51,796	8,067	28,247
Class R	983	225	1,180
Class AARP	924,075	—	609,501
Class S	143,747	—	114,657
Institutional Class	5,310	351	2,537
	$ 1,549,585	$ 68,459	$ 1,015,828

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended March 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $4,331. At March 31, 2005, $24,064 was unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended March 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2005
Class B	$ 162,749	$ 48,078
Class C	83,636	19,779
Class R	529	146
	$ 246,914	$ 68,003

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2005	Annualized Effective Rate
Class A	$ 230,296	$ 115,595.24%
Class B	54,250	15,686.25%
Class C	26,948	6,382.24%
Class R	529	298.25%
	$ 312,023	$ 137,961

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2005 aggregated $16,478.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2005, the CDSC for Class B and C shares aggregated $86,476 and $567, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2005, SDI received $2.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $411 and $392, respectively.

D. Expense Reductions

For the six months ended March 31, 2005, the Advisor agreed to reimburse the Fund $7,257, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2005, the Fund's custodian fees were reduced by $1,017 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	529,146	$ 22,399,812	970,975	$ 39,215,795
Class B	51,220	2,121,390	257,660	10,194,157
Class C	75,237	3,086,900	181,000	7,138,739
Class I**	—	—	1,012	41,092
Class R	7,424	317,765	12,201*	503,925*
Class AARP	293,860	12,538,499	1,215,341	49,418,976
Class S	226,907	9,690,905	602,726	24,597,595
Institutional Class	60,742	2,592,747	365,034	14,776,813
		$ 52,748,018		$ 145,887,092
Shares issued in tax-free exchange
Institutional Class**	—	—	30,949	$ 1,198,940
Shares issued in tax-free reorganization***
Class A	17,505,087	$ 748,867,619	—	$ —
Class B	1,579,944	65,741,488	—	—
Class C	427,243	17,790,391	—	—
Institutional Class	9,634	414,827	—	—
		$ 832,814,325		$ —
Shares issued to shareholders in reinvestment of distributions
Class A	3,708	$ 164,125
Class C	—	—
Class I**			334	$ 13,341
Class AARP	111,390	4,805,384	11,527	457,375
Class S	8,823	380,789	1,882	74,676
Institutional Class	313	13,478	26	1,020
		$ 5,363,776		$ 546,412
Shares redeemed
Class A	(740,520)	$ (31,446,096)	(848,668)	$ (34,261,983)
Class B	(236,824)	(9,752,164)	(496,187)	(19,617,599)
Class C	(118,711)	4,910,326)	(203,536)	(8,075,540)
Class I**	—	—	(147,788)	(6,014,013)
Class R	(1,551)	(63,821)	(3,913)*	(157,998)*
Class AARP	(2,198,608)	(93,389,732)	(3,300,931)	(134,228,549)
Class S	(329,414)	(14,038,860)	(2,092,641)	(84,984,510)
Institutional Class	(43,539)	(1,841,717)	(3,232)	(131,610)
		$ (155,442,716)		$ (287,471,802)
Redemption Fees		$ 483		$ —
Net increase (decrease)
Class A	17,297,421	$ 739,985,566	122,307	$ 4,953,812
Class B	1,394,340	58,110,853	(238,527)	(9,423,442)
Class C	383,769	15,967,148	(22,536)	(936,801)
Class I**	5,873	253,999	(146,442)	(5,959,580)
Class R	—	—	8,288*	345,927*
Class AARP	(1,793,358)	(76,045,849)	(2,074,063)	(84,352,198)
Class S	(93,684)	(3,967,166)	(1,488,033)	(60,312,239)
Institutional Class**	27,150	1,179,335	392,777	15,845,163
		$ 735,483,886		$ (139,839,358)

* For the period from November 3, 2003 (commencement of operations of Class R shares) to September 30, 2004.

** On August 13, 2004, Class I shares of the Fund were consolidated with Institutional Class shares.

*** On March 11, 2005, the Scudder Growth Fund was acquired by the Fund through a tax-free reorganization.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Acquisition of Assets

On March 11, 2005, the Fund acquired all of the net assets of Scudder Growth Fund pursuant to a plan of reorganization approved by shareholders on February 24, 2005. The acquisition was accomplished by a tax-free exchange of 83,136,511 Class A shares, 8,394,731 Class B shares, 2,230,369 Class C shares and 44,401 Class I shares of Scudder Growth Fund, respectively, for 17,505,087 Class A shares, 1,579,944 Class B shares, 427,243 Class C shares and 9,634 Institutional Class shares of Scudder Capital Growth Fund, respectively, outstanding on March 11, 2005. Scudder Growth Fund net assets at that date of ($832,814,325), including $176,183,466 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,191,823,971. The combined net assets of the Fund immediately following the acquisition were $2,024,638,296.

Investment Management Agreement Approval

At its December 13, 2004 meeting, the Trust's Board considered a proposal by Deutsche Investment Management Americas Inc. (the "Advisor"), the investment advisor to the Capital Growth Fund (the "Fund"), that the Fund acquire the assets and assume the liabilities of a similar fund that is a series of Scudder Growth Trust, which we refer to as a "merger" between the similar funds. In connection with the proposed merger, the Advisor proposed that the Board approve for the Fund a new, more favorable management fee schedule designed to reflect additional economies of scale attributable to the larger asset size of the Fund resulting from the merger.

The Board normally considers the renewal of the Fund's investment management agreement annually pursuant to a comprehensive review process that most recently concluded at the Board's August 10, 2004 meeting. The Advisor's proposal for a new management fee schedule in connection with the merger was made on December 13, 2004. As the Advisor represented to the Board that the new fee schedule would have no effect on the quality or nature of the services provided by the Advisor to the Fund or any other factors considered by the Board in connection with their August 10, 2004 renewal, the scope of the Board's review of the investment management agreement was limited to the consideration of the new management fee schedule. The Board concluded that the economies of scale to be enjoyed by the Advisor as a result of the merger were appropriately reflected by the proposed management fee schedule and determined to approve the new investment management agreement, which would take effect upon completion of the Fund's merger. The Board will conduct its annual comprehensive review of the Advisor's investment management agreement for the Fund in the summer of 2005.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SDGAX	SDGBX	SDGCX	SDGTX
CUSIP Number	460965-742	460965-734	460965-726	460965-544
Fund Number	498	698	798	564

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	SDGRX
CUSIP Number	460965-536
Fund Number	1508

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ACGFX	SCGSX
Fund Number	198	398
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2004

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Capital Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Chief Executive Officer

Date:                               May 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Capital Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Chief Executive Officer

Date:                               May 31, 2005

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Chief Financial Officer

Date:                               May 31, 2005